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                              European Equity Fund
                            Pacific Basin Equity Fund
                            International Equity Fund

                                   PROSPECTUS
                                  March 1, 1999

================================================================================

PROSPECTUS

                     The 59 Wall Street European Equity Fund
                  The 59 Wall Street Pacific Basin Equity Fund
                  The 59 Wall Street International Equity Fund

                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The European Equity Fund, the Pacific Basin Equity Fund and the International Equity Fund are separate portfolios of The 59 Wall Street Fund, Inc. Shares of each Fund are offered by this Prospectus. The European Equity Fund and the Pacific Basin Equity Fund are each designed to enable investors to participate in the opportunities available in foreign equity markets. The International Equity Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada.

      The International Equity Fund invests all of its assets in the International Equity Portfolio. Brown Brothers Harriman & Co. is the Investment Adviser for the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio. Shares of each Fund are offered at net asset value without a sales charge.

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     Neither The Securities And Exchange Commission Nor Any State Securities
    Commission Has Approved Or Disapproved Of These Securities Or Passed Upon
     The Adequacy Or Accuracy Of This Prospectus. Any Representation To The
                         Contrary Is A Criminal Offense.
--------------------------------------------------------------------------------

                  The date of this Prospectus is March 1, 1999.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective and Strategies                                            3
Principal Risk Factors .....................................................   4
Fund Performance ...........................................................   6
Fees and Expenses of the Funds .............................................   9
Investment Adviser .........................................................  10
Shareholder Information ....................................................  10
Financial Highlights .......................................................  13
Additional Information .....................................................  16

INVESTMENT OBJECTIVE AND STRATEGIES
================================================================================

      The investment objective of each Fund and the Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation.

                              European Equity Fund

      Under normal circumstances the Investment Adviser fully invests the assets of the European Equity Fund in equity securities of companies based in the European Economic Community (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, United Kingdom), as well as Austria, Czech Republic, Finland, Hungary, Norway, Poland, Romania, Sweden, Switzerland, Slovakia and Turkey.

                            Pacific Basin Equity Fund

      Under normal circumstances the Investment Adviser fully invests the assets of the Pacific Basin Equity Fund in equity securities of companies based in Pacific Basin countries, including Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Sri Lanka, South Korea, Taiwan and Thailand.

                            International Equity Fund

      Under normal circumstances the Investment Adviser fully invests the assets of the International Equity Portfolio in equity securities of companies based outside the United States and Canada in the developed markets of the world. These markets include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

                                   Each Fund

      Although the Investment Adviser expects to invest the assets of each Fund and the Portfolio primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies. Although the Investment Adviser invests primarily in equity securities which are traded on foreign or domestic national securities exchanges, the Investment Adviser may also purchase equity securities which are traded in foreign or domestic over-the-counter markets. The Investment Adviser may invest in securities of appropriate investment companies in order to obtain participation in markets or market sectors which restrict foreign investment or to obtain more favorable investment terms.

      The Investment Adviser allocates the investments of each Fund and the Portfolio among various countries based upon the economic environment, liquidity conditions, valuation levels, expected earnings growth, government policies and political stability. In response to changes or anticipated changes in these criteria, the Investment Adviser increases, decreases or eliminates a particular country's representation. As a result of applying these criteria the Investment Adviser allocates assets among countries in a manner which does not always reflect the relative size or valuation of a country's capital market or a country's relative gross domestic product or population.

      In constructing the portfolio of securities of each Fund and the Portfolio, the Investment Adviser places emphasis on the equity securities of larger globally competitive companies with strong longer term fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. The Investment Adviser selects individual equities through a disciplined process which systematically evaluates growth expectations relative to price levels.

      Because the Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar, the Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

      Solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for a Fund or the Portfolio. In order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased, forward foreign exchange contracts may be entered into on behalf of each Fund or the Portfolio.

PRINCIPAL RISK FACTORS
================================================================================

      The principal risks of investing in the Funds and the Portfolio and the circumstances reasonably likely to adversely affect an investment are described below. As with any fund other than a money market mutual fund, the share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.

      The principal risks of investing in the Funds are:

o  Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o  Foreign Investment Risk:

      Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

   Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the European Equity Fund, the Pacific Basin Equity Fund or the International Equity Portfolio. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

      In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

      The foreign investments made by the Investment Adviser are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

      Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio hold various foreign currencies from time to time, the value of their respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio also incur costs in connection with conversion between various currencies.

o  Developing Countries:

      The Investment Adviser may invest the assets of the European Equity Fund and the International Equity Portfolio in securities of issuers based in developing countries. The Investment Adviser may invest a substantial portion of the assets of the Pacific Basin Equity Fund in the securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

o  Diversification Risk

      Each Fund and the Portfolio are classified as "non-diversified", which means that each is limited with respect to the portion of its assets which may be invested in securities of a single issuer only by certain requirements of federal tax law. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

      Investments in the Funds are neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
================================================================================

      The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance.

      When you consider this information, please remember that a Fund's performance in past years is not necessarily an indication of how that Fund will do in the future.

EUROPEAN EQUITY FUND
Total Return  (% per calendar year)

[The following information was depicted as a bar chart in the printed material]

1991      1992      1993       1994       1995       1996      1997       1998
----      ----      ----       ----       ----       ----      ----       ----
9.25      7.83     27.12      (3.93)     16.49      19.28     15.20      24.17

--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1991-1998)
--------------------------------------------------------------------------------

                                            Return                Quarter Ending

Highest                                     20.88%                   3/31/98

Lowest                                     (15.55)%                  9/30/98

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Average Annual Total Returns
(through December 31, 1998)
--------------------------------------------------------------------------------

                                   1 Year        5 Years         Life of Fund
                                                                (Since 10/31/90)

European Equity Fund               24.17%         13.82%            13.39%

MSCI-Europe                        28.53%         19.11%            15.50%

--------------------------------------------------------------------------------

PACIFIC BASIN EQUITY FUND
Total Return (% per calendar year)

[The following information was depicted as a bar chart in the printed material]

 1991     1992      1993       1994       1995       1996      1997       1998
 ----     ----      ----       ----       ----       ----      ----       ----
13.64     6.15     74.90      (21.50)     3.49      (0.71)     20.13      4.19

--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1991-1998)
--------------------------------------------------------------------------------

                                              Return              Quarter Ending

Highest                                       36.69%                  12/31/93

Lowest                                       (16.42)%                  3/31/94

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Average Annual Total Returns
(through December 31, 1998)
--------------------------------------------------------------------------------

                                     1 Year       5 Years         Life of Fund
                                                                (Since 10/31/90)

Pacific Basin Equity Fund             4.91%        (7.53)%            3.89%

MSCI- Pacific                         2.44%        (4.15)%           (0.96)%

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
Total Return (% per calendar year)

[The following information was depicted as a bar chart in the printed material]

1996       1997       1998
----       ----       ----
8.05       1.05      16.17

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Highest and Lowest Return
(Quarterly 1995-1998)
--------------------------------------------------------------------------------

                                              Return             Quarter Ending

Highest                                       13.97%                3/31/98

Lowest                                       (13.77)%               9/30/98

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Average Annual Total Returns
(through December 31, 1998)
--------------------------------------------------------------------------------

                                              1 Year           Life of Portfolio
                                                                 (Since 4/1/95)

International Equity Fund                      16.17%                  8.41%

MSCI-EAFE                                      20.00%                  9.68%

--------------------------------------------------------------------------------

Historical performance information for the Fund for any period or portion thereof prior to its commencement of operations (6/6/97), is that of the Portfolio as adjusted to reflect all fees and expenses of the Fund.

FEES AND EXPENSES OF THE FUNDS
================================================================================

      The tables below describe the fees and expenses(1) that an investor may pay if that investor buys and holds shares of the Funds.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

                                        European    Pacific Basin  International
                                       Equity Fund   Equity Fund    Equity Fund
                                       -----------   -----------    ----------
Maximum Sales Charge (Load)
Imposed on Purchases .................     None          None          None
Maximum Deferred Sales Charge (Load) .     None          None          None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends ......     None          None          None
Redemption Fee .......................     None          None          None
Exchange Fee .........................     None          None          None

                         ANNUAL FUND OPERATING EXPENSES
                 (Expenses that are deducted from Fund assets as
                      a percentage of average net assets)

                                                       European            Pacific Basin      International
                                                      Equity Fund           Equity Fund        Equity Fund
                                                      -----------          ------------         ------------
Management Fees ............................             0.65%                  0.65%               0.65%
Distribution (12b-1) Fees ..................             None                   None                None
Other Expenses
 Administration Fee ........................  0.15%                  0.15%                0.16%
 Shareholder Servicing/Eligible
   Institution Fee .........................  0.25                   0.25                 0.25
 Other Expenses ............................  0.16       0.56        0.57       0.97      0.53      0.94
                                              ----       ----        ----       ----      ----      ----
Total Operating Expenses Paid by Fund ......             1.21%                  1.62%               1.59%
Expense Payment(2) .........................              n/a                    n/a               (0.09)%
                                                                                                    ----
Net Expenses Paid by Fund ..................              n/a                    n/a                1.50%
                                                                                                    ====

----------
(1) The expenses shown for the International Equity Fund include the expenses of the International Equity Portfolio.

(2) The expense payment arrangement is a contractual limitation on expenses which will continue until October 31, 2000.

                                     EXAMPLE

      This example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in a Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                         European           Pacific Basin       International
                        Equity Fund          Equity Fund         Equity Fund
                        ----------           -----------         -----------
 1  year ............      $  123               $  165              $  153
 3  years ...........      $  384               $  511              $  502
 5  years ...........      $  665               $  811              $  866
10  years ...........      $1,466               $1,922              $1,889

      The example above reflects the expenses of both the International Equity Fund and the International Equity Portfolio.

INVESTMENT ADVISER
================================================================================

      The Investment Adviser to the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio. Subject to the general supervision of the Directors of the 59 Wall Street Fund, Inc. (the "Corporation"), the Investment Adviser makes the day-to-day investment decisions for each such Fund, places the purchase and sale orders for the portfolio transactions of each such Fund, and generally manages each such Fund's investments. Subject to the general supervision of the Trustees of the Portfolio, the Investment Adviser makes the day-to-day investment decisions for the Portfolio, places the purchase and sale orders for the portfolio transactions of the Portfolio, and generally manages the Portfolio's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.

      A team of individuals manages each Fund's portfolio on a day-to-day basis. This team includes Mr. John A. Nielsen, Mr. Jeffrey A. Schoenfeld, Ms. Camille
M. Kelleher, Mr. A. Edward Allinson, Mr. G. Scott Clemons, Mr. Paul J. Fraker and Mr. Ben Kottler. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Schoenfeld holds a B.S. from the University of California, Berkeley and a M.B.A. from the University of Pennsylvania. He joined Brown Brothers Harriman & Co in 1984. Ms. Kelleher holds a B.A. from Barnard College and a M.B.A. from Columbia University. She joined Brown Brothers Harriman & Co. in 1984. Mr. Allinson holds a B.A. and a M.B.A. from the University of Pennsylvania and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1990. Mr Fraker holds a B.A. from Carleton College and a M.A. from Johns Hopkins University. He joined Brown Brothers Harriman & Co. in 1996. Prior to joining Brown Brothers Harriman & Co., he worked for Clay Finlay. Mr. Kottler holds a B.A. from Durham University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1996. Prior to joining Brown Brothers Harriman & Co., he worked for NatWest Investment Management Ltd.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser under the Investment Advisory Agreements, the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio each pays the Investment Adviser an annual fee, computed daily and payable monthly, equal to 0.65% of its average daily net assets.

SHAREHOLDER INFORMATION
================================================================================

                                 NET ASSET VALUE

      The Corporation determines each Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

      The Corporation values the assets in each Fund's portfolio and the Portfolio values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation or the Trustees of the Portfolio, as the case may be.

                               PURCHASE OF SHARES

      The Corporation offers shares of each Fund on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $500 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman & Co., the Funds' Shareholder
Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

      If the Corporation receives a redemption request prior to the net asset value determination on that day, the Corporation will execute such a redemption at the net asset value per share then determined. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request in good order to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $25,000, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Corporation may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay the amount of a redemption from a Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from that Fund.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS

      The Corporation declares and pays to shareholders substantially all of each Fund's net income and realized net short-term capital gains at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The International Equity Fund's net income and realized net capital gains include that Fund's pro rata share of the Portfolio's net income and realized net capital gains.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

      Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time a Fund or the Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

                                Foreign Investors

      Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in a Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
================================================================================

      The financial highlights table is intended to help an investor understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                                                      European Equity Fund
                                                                 For the years ended October 31
                                             ----------------------------------------------------------------------
                                               1998           1997            1996           1995           1994
                                             --------       ---------       ---------      ---------      ---------
Net asset value, beginning of year..........  $ 38.02         $ 35.02        $ 31.95        $ 31.82         $ 31.17

Income from investment operations:
   Net investment income....................     0.42            0.39           0.38(1)        0.45            0.39
   Net gains or losses on securities
     (both realized and unrealized).........     6.06            5.29           4.08           2.09            1.80
                                              -------         -------        -------        -------         -------
Total from investment operations............     6.48            5.68           4.46           2.54            2.19
                                              -------         -------        -------        -------         -------
Dividends and Distributions:
   Dividends (from net investment income)...    (0.31)          (0.41)           --             --            (0.25)
   Distributions (from capital gains).......    (5.14)          (2.27)         (1.39)         (2.41)          (1.29)
                                              -------         -------        -------        -------         -------
Total Dividends and Distributions...........    (5.45)          (2.68)         (1.39)         (2.41)          (1.54)
                                              -------         -------        -------        -------         -------
Net asset value, end of period..............  $ 39.05         $ 38.02        $ 35.02        $ 31.95         $ 31.82
                                              =======         =======        =======        =======         =======
Total return................................    19.34%          17.28%         14.63%          9.42%           7.35%

Ratios/Supplemental Data:
   Net assets, end of year (000's omitted).. $155,557        $154,179       $146,350       $116,955        $110,632
   Ratio of expenses to average net
     assets.................................     1.21%           1.36%(2)       1.33%(2)       1.43%(2)        1.37%
   Ratio of net income to average net
     assets.................................     0.60%           1.02%          1.16%          1.55%           1.30%
 Portfolio turnover rate ...................       56%             82%            42%            72%            124%

----------
(1)  Calculated using average shares outstanding for the year.
(2) Ratio reflects fees paid with brokerage commission (years ended October 31, 1995, 1996 and 1997) and fees reduced in connection with certain offset arrangements (years ended October 31, 1996, 1997 and 1998).

                                                                    Pacific Basin Equity Fund
                                                                 For the years ended October 31
                                              --------------------------------------------------------------------
                                               1998           1997            1996           1995           1994
                                              -------        -------         -------        ------         -------
Net asset value, beginning of year..........   $24.52          $30.19         $29.88         $39.85          $39.87
Income from investment operations:
   Net investment income....................    (0.20)           0.00(1,2)      0.05(1)        0.11            0.14
   Net gains or losses on securities
     (both realized and unrealized).........    (2.39)          (4.69)          1.62          (4.50)           1.26
                                               ------          ------         ------         ------          ------
Total from investment operations............    (2.59)          (4.69)          1.67          (4.39)           1.40
                                               ------          ------         ------         ------          ------
Dividends and Distributions:
   Dividends (from net investment income)...    (0.52)          (0.00)(2)      (0.86)         (0.00)(2)       (0.14)
   Distributions (from capital gains).......      --            (0.28)           --           (5.58)          (1.28)
   Dividendes (in excess of net
     investment income).....................    (1.10)          (0.25)         (0.50)           --              --
   Distributions (in excess of net
     realized gains)........................      --            (0.45)           --             --              --
                                               ------          ------         ------         ------          ------
Total Dividends and Distributions...........    (1.62)          (0.98)         (1.36)         (5.58)           1.42
                                               ------          ------         ------         ------          ------
Net asset value, end of period..............   $20.31          $24.52         $30.19         $29.88          $39.85
                                               ======          ======         ======         ======          ======
Total return................................   (10.78)%        (16.03)%         5.65%        (10.62)%          3.48%

Ratios/Supplemental Data:
   Net assets, end of year (000's omitted)..  $32,630        $102,306       $150,685       $114,932        $120,469
   Ratio of expenses to average net
     assets3 ...............................     1.62%           1.26%          1.30%          1.43%           1.29%
   Ratio of net income to average net
     assets ................................    (0.73%)          0.00%2         0.16%          0.53%           0.39%
   Portfolio turnover rate .................       91%             63%            58%            82%             86%

----------
(1)  Calculated using average shares outstanding for the year.

(2)  Less than $0.01 per share.

(3) Ratio reflects fees paid with brokerage commission (years ended October 31, 1995, 1996 and 1997) and fees reduced in connection with certain offset arrangements (years ended October 31, 1996, 1997 and 1998).

                                                International Equity Fund
                                           -------------------------------------
                                                                     For the
                                                                   period from
                                                                  June 6, 1997
                                                                (commencement of
                                           For the year ended    operations) to
                                            October 31, 1998    October 31, 1997
                                            ----------------    ----------------
Net asset value, beginning of year........      $ 9.42               $10.00
Income from investment operations:
  Net investment income ..................        0.001               0.001
  Net gains or losses on securities
   (both realized and unrealized).........        0.75                (0.58)
                                                ------               ------
Total from investment operations..........        0.75                (0.58)
                                                ------               ------
Dividends and Distributions:
  Dividends (from net investment income)..       (0.03)                 --
  Distributions (from capital gains)......       (0.05)                 --
                                                ------               ------
Total Dividends and Distributions ........       (0.08)                 --
                                                ------               ------
Net asset value, end of period............      $10.09               $ 9.42
                                                ======               ======
 Total return..............................        8.06%(5)          (5.80)%(2)
Ratios/Supplemental Data:
  Net assets, end of
   year (000's omitted)...................     $27,475               $7,040
  Ratio of expenses to average net
   assets4 ...............................        1.50%(5)             1.36%(3)
  Ratio of net income to
   average net assets ....................       (0.15)%              (0.06)%(3)

----------
(1)  Less than $0.01.
(2)  Not annualized.
(3)  Annualized.
(4)  Includes the Fund's share of the Portfolio's expenses.
(5) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been 1.59% and 7.97%, respectively.

ADDITIONAL INFORMATION
================================================================================

      Other  mutual  funds  or   institutional   investors  may  invest  in  the
International Equity Portfolio on the same terms and conditions as the International Equity Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Corporation may withdraw that Fund's investment in that Portfolio at any time as a result of changes in that Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of that Fund to do so.

      Year 2000 issue. Information technology experts are concerned about computer systems' ability to process data-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on each Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by each Fund and the Portfolio. The Investment Adviser is addressing the Year 2000 issue for its systems. Each Fund has been informed by their other service providers that they are taking similar measures. Although each Fund does not expect the Year 2000 issue to adversely affect it, each Fund cannot guarantee that the efforts of each Fund, which are limited to requesting and receiving reports from their service providers, or the efforts of their service providers to correct the problem will be successful.

The 59 Wall Street
European Equity Fund
SEC file number: 811-06139

The 59 Wall Street
Pacific Basin Equity Fund
SEC file number: 811-06139

The 59 Wall Street
International Equity Fund
SEC file number: 811-06139

More information on the Funds is available free upon request, including the following:

o  Annual/Semi-Annual Report

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each Fund's performance during their last fiscal year.

o  Statement  of  Additional  Information  (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by
reference  (is  legally   considered  part  of  this   prospectus).

To obtain information:

o  By telephone

   Call 1-800-625-5759

o  By mail write to the Funds' Shareholder Servicing Agent:

   Brown Brothers Harriman & Co.
   59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:

   59wall@bbh.com

o  On the Internet:

   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman & Co.
   http://www. bbhco.com

   SEC
   http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.